UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2006

REHABCARE GROUP, INC.

(Exact name of Company as specified in its charter)

Delaware	0-19294	51-0265872
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7733 Forsyth Boulevard
Suite 2300
St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 863-7422

(Company's telephone number, including area code)

Not applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Beginning on May 9, 2006, RehabCare executives will make presentations at investor conferences to analysts and in other forums using the slides as included in this Form 8-K as Exhibit 99.  Presentations will be made using these slides, or modifications thereof, in connection with other presentations in the foreseeable future.

Information contained in this presentation is an overview and intended to be considered in the context of RehabCare's SEC filings and all other publicly disclosed information. We undertake no duty or obligation to update or revise this information. However, we may update the presentation periodically in a Form 8-K filing.

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results. These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships at reasonable valuations; our ability to integrate recent and pending acquisitions and partnering relationships within the expected timeframes and to achieve the revenue, earnings and cost savings levels from such acquisitions and relationships at or above the levels projected; changes in governmental reimbursement rates and other regulations or policies affecting the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future financial results of our unconsolidated affiliates; the adequacy and effectiveness of our operating and administrative systems; our ability to attract and the additional costs of attracting and retaining administrative, operational and professional employees; shortages of qualified therapists and other healthcare personnel; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; our ability to effectively respond to fluctuations in our census levels and number of patient visits; the proper functioning of our information systems; natural disasters and other unexpected events which could severely damage or interrupt our systems and operations; and general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

Item 9.01	Financial Statements and Exhibits.

(c)	See exhibit index

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2006

REHABCARE GROUP, INC.

By: /s/ Jay W. Shreiner

Name: Jay W. Shreiner

Title: Senior Vice President and

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Investor Relations Presentation in use beginning May 9, 2006.

Exhibit 99

Investor Presentation

First Quarter, 2006

0

Safe Harbor

Forward-looking statements have been provided pursuant to the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from forecasted results.  These risks and uncertainties may include but are not limited to, our ability to consummate acquisitions and other partnering relationships at reasonable valuations; our ability to integrate recent and pending acquisitions and partnering relationships within the expected timeframes and to achieve the revenue, earnings and cost savings levels from such acquisitions and relationships at or above the levels projected; changes in governmental reimbursement rates and other regulations or policies affecting the services provided by us to clients and/or patients; the operational, administrative and financial effect of our compliance with other governmental regulations and applicable licensing and certification requirements; our ability to attract new client relationships or to retain and grow existing client relationships through expansion of our hospital rehabilitation and contract therapy service offerings and the development of alternative product offerings; the future financial results of our unconsolidated affiliates; the adequacy and effectiveness of our operating and administrative systems; our ability to attract and the additional costs of attracting and retaining administrative, operational and professional employees; shortages of qualified therapists and other healthcare personnel; significant increases in health, workers compensation and professional and general liability costs; litigation risks of our past and future business, including our ability to predict the ultimate costs and liabilities or the disruption of our operations; competitive and regulatory effects on pricing and margins; our ability to effectively respond to fluctuations in our census levels and number of patient visits; the proper functioning of our information systems; natural disasters and other unexpected events which could severely damage or interrupt our systems and operations; and
general and economic conditions, including efforts by governmental reimbursement programs, insurers, healthcare providers and others to contain healthcare costs.

RehabCare, primarily in partnership with hospitals and nursing homes, provides post-acute program management, medical direction, physical rehabilitation, quality assurance, specialty programs and community relations at more than 940 locations treating approximately 14,000 patients each day

Hospital-Based Rehabilitation Programs

118 Acute Rehabilitation Units (ARUs) – 54,000 inpatient discharges in FY05

17 Subacute/Transitional Care Units (TCUs)

42 Outpatient Rehabilitation Programs (OP) – 1.1 million outpatient visits FY05

Skilled Nursing Facility-Based Rehabilitation Programs

764 Programs – 4.5 million SNF patient visits FY05

Freestanding Facilities

4 Acute Rehab Hospitals*

2 Long Term Acute Care Hospitals

Previously Announced

Midland - 38-bed Freestanding Rehab Hospital – anticipated close 7/1/06

Amarillo – 44-bed Rehab Hospital – anticipated opening 3Q/06

New Orleans – 44-bed Long Term Acute Care Hospital – anticipated close 6/1/06

Overview

*Includes Howard Regional Specialty Care, LLC, Kokomo, IN, which is 40% owned by RehabCare

RehabCare
delivering the post-acute continuum

Hospital
Medical/Surgical
Acute
Therapies
Acute
Rehabilitation
Units/Facilities
Skilled
Nursing
Facilities
Outpatient
Rehabilitation
Programs
Care Management
Subacute/
Transitional
Care
Units
Long Term
Acute Care
Hospitals
Home
Health
Programs
HOME

RehabCare’s vision is to provide a clinically-integrated post acute continuum of care, resulting in patients regaining their lives

RehabCare’s Patient-Focused
Approach

Information Technology & Management

To support continuum of care, RHB has developed a
single-technology platform

RHB PDA based clinical system

Patient-centric view, episodic data capture by clinical setting

Care management system, with total plan of care discharge
planning and management tool

Clinical and financial outcomes management tools

Manage staff and patients across continuum

Wireless Connectivity will allow 2-way real time communication at point of service

Clinical pathways decision support

Patient protocols

Real time expertise available: clinical, technical, operational

Developed tools to manage 75% rule

MeadowBrook Hospital systems will be utilized for new
freestanding hospitals (Arlington, Amarillo, etc.)

Recruiting and retaining therapists are key to our
success

89% annualized retention rate for full-time and part-
time clinicians compared to 85% in 2005

Recruiting and Retention

9% improvement sequentially in
average time to fill an opening
from 45 days to 42 days

Approximately 47% of open
positions are due to new program
openings or same store growth

Campus relations initiative
resulted in 55 hires YTD from
targeted schools

Follow on FuturePoint Summit
with University of Missouri School
of Health Professions scheduled
June 2006

Expanding Continuum to 55 Markets

Began with 5 markets 18 months ago

Therapist retention significantly better than the company
average

Staff working across all venues: ARU, OP, SNF & HH

Accelerated growth in four out of five markets

50 Additional Markets

Geographic areas covering majority of existing business

Greater disposition for patients moving through continuum

Access to additional therapists will improve quality of
patient care

Competitive advantage when securing new business

More clinical data to study and develop better outcomes

RehabCare
delivering the post-acute continuum

North Kansas City Hospital

LIBERTY HOSPITAL
A Regional Medical Center

OSF
SAINT FRANCIS MEDICAL CENTER

Methodist

SYMPHONY
HEALTH SERVICES

North Kansas City Hospital, North Kansas City,
MO and Liberty Hospital, Liberty, MO

Currently operating 1 ARU at North Kansas City
Hospital

35-bed LTACH currently under development

OSF Saint Francis Medical Center and
Methodist Medical Center of Illinois, Peoria, IL

In the process of applying for a certificate of need
for the construction of an LTACH

14 non-binding joint venture letters of intent

Symphony Health Services

Joint ventures help us create longer term relationships and

enhance market presence

Joint Venture/Acquisitions

Transaction Summary

Announced definitive agreement on May 3 to acquire Symphony and its subsidiaries, RehabWorks, VTA Management Services, and Polaris Group

$101.5 million in cash with no assumption of debt; expected to yield $15 million
NPV tax benefit

Not dilutive in second half 2006

Will harvest $8-12 million in annualized synergies over next 24 months

Subsidiaries

RehabWorks provides physical therapy, occupational therapy, speech-
language pathology, wellness/fitness and short-term staffing services to over
500 facilities

VTA Management Services provides contract therapists and nurses to 1,000 school districts in New York State

Polaris Group provides strategic consulting services focused on the skilled nursing market drawing from the expertise of its consultants and over
1,500,000 days of patient benchmarking data

Symphony Health Services Acquisition

Symphony Health Services Acquisition

Strategic Rationale

Accelerates market based strategy of providing post-acute continuums of care in key geographic markets

Combines nationwide provider of rehab services in hospitals with leading provider of rehab services in skilled nursing facilities

Creates efficiencies and economies of scale

Powerful Combined Entity

Services more than 24,000 patient visits per day in more than 1,400 facilities

15,000 employees (more than 11,000 therapists) in 42 states, the District of
Columbia and Puerto Rico

Combined 2005 revenues approaching $700 million

Next Steps

Following FTC and DOJ clearance, anticipated to close on or about June 30

President and CEO of Symphony to head up integration team during transition to harvest short-term synergies

Continued focus on growing all divisions

Expanding Geographic Markets

Represents overlap markets

Represents RehabCare only markets

8 states with significant Symphony
locations

38% of markets overlap

2005 Revenues Comparison
RehabCare and Symphony

RehabCare 2005 Total Revenue
$454.3 million

Hospital-Based

Rehabilitation Programs

(HRS Division)

$189.9M

SNF-Based

Rehabilitation Programs

(Contract Therapy Division)

$232.2M

Healthcare
Consulting

(Phase 2)

$10.5M

Freestanding Hospitals

               $21.7M

2%

Symphony 2005 Total Revenue
$233.4 million

SNF-Based

Rehabilitation Programs

(RehabWorks)

$197.5M

Therapy Assistance
and Staffing

(VTA)

$32.2M

Healthcare
Consulting

(Polaris)

$3.7M

14%

2%

84%

42%

51%

5%

RHB/Symphony Combined 2005 Revenues

Hospital-Based

Rehabilitation

Programs

$189.9M

SNF-Based

Rehabilitation Programs

$429.7M

Total Revenue $687.7 million

Healthcare

Consulting

$14.2M

3%

28%

62%

Freestanding

Hospitals

$21.7M

2%

Therapy Assistance and Staffing

$32.2M

5%

Strong cash flows from operations - $36.3 million
TTM

$24.2 million in cash at 3/31/06

$6.4 million in subordinated debt related to
acquisitions at 3/31/06

$90 million credit facility; expandable to $125 million

In conjunction with acquisition of Symphony, recently
negotiated commitment to expand senior credit facility
to $150 million

Access To Capital

Hospital-Based

Rehabilitation Programs

(HRS Division)

$46.4M

SNF-Based

Rehabilitation Programs

(Contract Therapy Division)

$57.4M

Total Revenue $121.7 million

Healthcare Consulting

$2.7M

2%

38%

47%

Freestanding Hospitals

               $15.2M

12%

RHB Revenues 1Q/06

225
200
175
150
125
100
75
50
25
0

$225
$200
$175
$150
$125
$100
$75
$50
$25
$0

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%

Successfully managing the 75% rule

Q1 YOY same store ARU discharges increased 0.2%

Compares favorably with previously reported estimated industry impact

1.5% YOY increase in same store external admissions

As of March 31, our units, on average, were at the 63% level of compliance

114 of our 118 units have entered the 60% compliance period as of
March 31

Remaining 4 will transition to the 60% compliance period between
March 31 and June 30

One-year freeze at 60% through June 30, 2007

Expect 1-3% decline in YOY same store discharge for FY 2006

Number of Programs

Operating Margin*

Revenue (Millions)

17

26

Subacute/Transitional Care Units

42

41

Outpatient Rehabilitation Programs

8

16

HRS Backlog

4

12

HRS Signings

118

115

Acute Rehab Units

Q1/06

Q1/05

Hospital-Based
Rehabilitation Programs

*Q4/05 Includes $4.2 VitalCare impairment charge

Expect 184 HRS programs at 12/31/06 – net addition of 5 units

RehabCare
delivering the post-acute continuum

800
700
600
500
400
300
200
100
0

$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0

8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%

Operating Margin*

Number of

Programs

Revenue (Millions)

Revenue

Total programs 764 (Q1/06) vs. 716 (Q1/05)

Same store revenue growth year-over-year of 1.2%

New pricing strategy to re-coup increased labor costs

Operating Earnings

Manage variable cost

Continued division SG&A leverage

Challenges

Client retention

Part B therapy caps

Moratorium lifted 1/1/06

Auto exception process communicated mid-February 2006

Educating clients, therapists and patients on exception process

Negative impact on Q1 Part B revenue in January and February;
recovery began with communication of exception process

Subsequently, have seen 85% recovery in same store Part B
revenues

Believe on track to return to pre-cap same store revenue, and operating margin levels by end of Q2

Skilled Nursing Facility-Based
Rehabilitation Programs

RehabCare™
delivering the post-acute continuum

Arlington
Rehabilitation Hospital
A RehabCare Facility

WEST GABLES
REHABILITATION HOSPITAL

Revenues and Operating Earnings

$15.2 revenues 1Q/06

$300,000 operating losses

Sequential improvement

Challenges

Re-establish patient referral networks

Stabilize patient census, medical director/staff
recruitment campaign

Strengthen physician relationships, physician
recruitment strategy

Final LTACH rule issued May 2, 2006; no significant
impact expected on current LTACH business

Freestanding Hospitals

$(0.03)(2)

$(1.89)(1)

$0.26

$0.32

$0.29

EPS (fully diluted)

$3.9

$3.5

$10.9

$9.8

$9.0

Operating Earnings

(millions)

$121.7

$123.4

$120.0

$108.4

$102.4

Revenue

(millions)

Q1/06

Q4/05

Q3/05

Q2/05

Q1/05

GAAP

(1)   Includes VitalCare impairment charge of $4.2 million equal to $2.15 per diluted share after tax

(2)   Includes $0.5 million pretax stock-based compensation expense equal to $0.02 per diluted share

Quarterly Update

InteliStaf equity loss included in results

   $0.17

  $2.00

$0.12

$0.02

$0.02

Impact on diluted
EPS

    $2.8

  $33.7

$2.0

$0.3

  $0.4

Equity in net loss of
InteliStaf (millions)

Challenges

Integration of Symphony

Continued 75% rule implementation

Managing growth in tight labor market

Client retention (Hospital-Based and Skilled Nursing-Based)

Startup and integration of JVs and acquisitions

Part B Therapy Caps

Opportunities

Symphony

New Skilled Nursing-Based, Hospital-Based and Freestanding Hospital
business growth

Development of joint venture relationships

Acquisitions

Maturity of continuum of care strategy

RehabCare Summary

Investor Presentation

First Quarter, 2006